John Hancock Government Income Fund
Supplement dated 12-07-11 to the current Statement of Additional Information
In the “INVESTMENT POLICIES AND RISKS” section, the first paragraph in the “Lower Rated High Yield Debt Obligations” subsection is amended and restated as follows:
The Fund may invest in high yielding, fixed income securities rated below investment grade (i.e., rated below “Baa” by Moody’s or below “BBB” by S&P), sometimes referred to as “junk bonds.” No more than 10% of the Fund’s total assets may be invested in these securities, and the Fund may not invest in securities rated lower than “B” if so rated by at least two NRSROs. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.